Exhibit 13

Exhibit 13
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Eidos plc (the "Company"), does hereby certify, to such officer’s knowledge, that:

The accompanying Annual Report on Form 20-F for the year ended June 30, 2004 of the Company as filed with the U.S. Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Signed: /s/ MICHAEL McGARVEY

Dated: December 20, 2004

Name: Michael McGarvey

Title: Chief Executive Officer

Signed: /s/ STUART CRUICKSHANK

Dated: December 20, 2004

Name: Stuart Cruickshank

Title: Chief Financial Officer

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